UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2026

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2023 Equity Incentive Plan

At the annual meeting of stockholders of Catheter Precision, Inc. (the “Company”) held on September 30, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), reserved for issuance thereunder by 5,000,000 shares. The Company’s Board of Directors (the “Board”) had previously approved the Plan Amendment, subject to stockholder approval.

A summary of the material terms of the 2023 Plan, as amended by the Plan Amendment, is set forth under the heading “Proposal No. 5 - Approval of Amendment to 2023 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2026 (the “Proxy Statement”), and is incorporated herein by reference. The foregoing description and such summary do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 Plan, as amended and restated to reflect the Plan Amendment, which is attached as Annex D to the Proxy Statement and incorporated herein by reference.

One-Time Repricing of Outstanding Stock Options

At the Annual Meeting, the Company’s stockholders also approved a one-time repricing (the “Repricing”) pursuant to which each outstanding stock option with a per-share exercise price greater than the Fair Market Value (as defined in the 2023 Plan) of the Common Stock on the date of stockholder approval was repriced to equal such Fair Market Value. Based on the closing price of the Common Stock on the NYSE American on September 30, 2026, the Fair Market Value, and accordingly the exercise price of each repriced option, is $0.152 per share. The Repricing did not change the number of shares subject to any option, its expiration date or its vesting schedule.

The Repricing applies to options held by the Company’s named executive officers and non-employee directors on the same terms as options held by the Company’s other employees and consultants, including options to purchase 89,999 shares of Common Stock held by David A. Jenkins, the Company’s Executive Chairman and Chief Executive Officer, and options to purchase 66,315 shares of Common Stock held by Philip Anderson, the Company’s Chief Financial Officer, in each case as of August 18, 2026. A description of the Repricing is set forth under the heading “Proposal No. 6 - Approval of One-Time Repricing of Outstanding Stock Options” in the Proxy Statement and is incorporated herein by reference.

Reverse Stock Split

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2026, and as further described in Item 5.03 of this Current Report on Form 8-K, the Company’s 1-for-10 reverse stock split of the Common Stock (the “Reverse Stock Split”) will become effective at 12:01 a.m. Eastern Time on October 5, 2026 (the “Effective Time”). At the Effective Time, the number of shares subject to, and the exercise price of, each outstanding option, including each option repriced pursuant to the Repricing, will be proportionately adjusted in accordance with the terms of the 2023 Plan or other governing instrument, such that the exercise price of each repriced option will be $1.52 per share. Unless otherwise indicated, all share and per share amounts in this Current Report on Form 8-K are presented on a pre-Reverse Stock Split basis.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on September 25, 2026, on September 24, 2026, the Board approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to (i) change the Company’s name from “Catheter Precision, Inc.” to “Flyte Aviation, Inc.” (the “Name Change”) and (ii) effect the Reverse Stock Split at a ratio of 1-for-10 (the “Reverse Stock Split Ratio”). The Name Change was approved by the Board pursuant to Section 242(b)(1) of the General Corporation Law of the State of Delaware and did not require stockholder approval. The Company’s stockholders approved the Reverse Stock Split at a special meeting of stockholders held on April 15, 2026, and the Board selected the Reverse Stock Split Ratio within the range approved by the stockholders.

On October 1, 2026, the Company filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect the Name Change and the Reverse Stock Split (the “Charter Amendment”). The Charter Amendment will become effective at the Effective Time, and the Common Stock is expected to begin trading on the NYSE American under the Company’s new name and the new trading symbol “VJET,” on a split-adjusted basis, at the opening of trading on October 5, 2026. The Common Stock has been assigned a new CUSIP number (74933X 807), which will be effective as of the Effective Time. The Name Change will not affect the rights of the Company’s stockholders, and no action is required by stockholders with respect to the Name Change.

At the Effective Time, every 10 shares of Common Stock issued, including shares held by the Company in treasury, if any, will automatically be reclassified and combined into one share of Common Stock, without any change in the par value per share. No fractional shares will be issued to stockholders as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive their pro rata portion of the net proceeds obtained from the aggregation and sale by the Company’s exchange agent, Equiniti Trust Company, LLC (“Equiniti”), of the fractional shares resulting from the Reverse Stock Split (reduced by any customary brokerage fees, commissions and other expenses). The Reverse Stock Split will affect all stockholders uniformly and will not change any stockholder’s percentage ownership interest or proportionate voting power, except for immaterial changes that may result from the treatment of fractional shares.

The Reverse Stock Split will reduce the number of issued and outstanding shares of Common Stock from approximately 21,019,874 to approximately 2,101,987. The Company’s authorized capital stock will not change as a result of the Reverse Stock Split and will remain at 500 million shares of Common Stock and 10 million shares of preferred stock.

In addition, at the Effective Time, proportionate adjustments will be made to the per share exercise prices of, and the number of shares underlying, the Company’s outstanding stock options and warrants, as well as to the number of shares available for the grant of awards under the Company’s equity incentive plans. The per share conversion prices and conversion ratios of the Company’s outstanding preferred stock will also be adjusted proportionately.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2026, the Company held the Annual Meeting at which, of the 18,972,049 shares of Common Stock outstanding as of August 18, 2026, the record date for the Annual Meeting, 12,343,463 shares of Common Stock were represented, either in person or by proxy, constituting, of the shares entitled to vote, approximately 65.1% of the outstanding shares of Common Stock.

At the Annual Meeting, the Company’s stockholders considered eight proposals, which are described in more detail in the Proxy Statement. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:

1.
Proposal No. 1: Election of One Director.  David A. Jenkins was elected at the Annual Meeting as a Class II director to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, subject to the declassification of the Board upon effectiveness of the reincorporation approved under Proposal No. 2, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David A. Jenkins	9,640,603	301,162	2,401,698

2.
Proposal No. 2: To approve the reincorporation of the Company from the State of Delaware to the State of Nevada by means of a plan of conversion. Proposal No. 2 was approved by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,662,081	210,839	68,845	2,401,698

3.
Proposal No. 3: To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series J Convertible Preferred Stock to authorize the Board to reduce the conversion price of the Series J Convertible Preferred Stock below $1.56 per share, subject to a floor of the lower of (i) $0.23 per share or (ii) the lowest then-current conversion price of any outstanding shares of Series C Convertible Preferred Stock. Proposal No. 3 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,064,232	768,281	109,250	2,401,700

4.
Proposal No. 4: To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 340,000 shares of Common Stock upon exercise of the Company’s Series M Common Stock Purchase Warrants. Proposal No. 4 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,036,710	708,433	196,620	2,401,700

5.
Proposal No. 5: To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 5,000,000 shares. Proposal No. 5 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,922,384	920,369	99,010	2,401,700

6.
Proposal No. 6: To approve, on a one-time basis, the repricing of outstanding stock options with exercise prices in excess of Fair Market Value to Fair Market Value as of the date of stockholder approval. Proposal No. 6 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,006,036	802,658	133,070	2,401,699

7.
Proposal No. 7: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2027. Proposal No. 7 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,988,399	226,893	128,171	0

8.
Proposal No. 8: To approve the adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the foregoing proposals. Proposal No. 8 was approved, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,515,072	657,309	171,082	0

Although Proposal No. 8 was approved, adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved each of Proposal Nos. 1 through 7.

Item 8.01 Other Events.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Stockholders holding their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Name Change or the Reverse Stock Split and should direct any questions to their broker, bank or other nominee. Stockholders of record may direct questions regarding the Reverse Stock Split, including the payment of cash in lieu of fractional shares, to Equiniti at (800) 937-5449.

The Company has registration statements on Form S-1 No. 333-296946, Form S-1 No. 333-262195, Post-Effective Amendment to Form S-1 No. 333-240187, Form S-1 No. 333-239887, Form S-1 No. 333-237701, Form S-3 No. 333-267443, Form S-1 (Post-Effective Amendment to Form S-3) No. 333-269491, Form S-3 No. 333-271388, Form S-1 (Post-Effective Amendment to Form S-3) No. 333-270919, Form S-8 No. 333-264495, Form S-8 No. 333-254370, Form S-8 No. 333-250094, Form S-8 No. 333-237096, Form S-8 No. 333-230332, Form S-8 No. 333-227696, Form S-8 No. 333-269612, Form S-8 No. 333-273351, Form S-3 No. 333-284217, Form S-1 No. 333-283392, Post-Effective Amendment to Form S-1 No. 333-281849, Form S-1 No. 333-279930, Form S-8 No. 333-280786, Form S-8 No. 333-288348 and Form S-3 No. 333-287483 on file with the SEC (collectively, the “Registration Statements”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by the Registration Statements. The information incorporated by reference is considered part of the prospectus included within each of the Registration Statements. Information in this Item 8.01 is intended to be automatically incorporated by reference into each of the Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed covered by the Registration Statements will be proportionately reduced as of the Effective Time at the Reverse Stock Split Ratio.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1
Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of Catheter Precision, Inc., filed with the Secretary of State of the State of Delaware on October 1, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date:	October 2, 2026	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer